UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21326

Cohen & Steers REIT and Preferred Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2018

Item 1. Reports to Stockholders.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2018. The total returns for Cohen & Steers REIT and Preferred Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2018
Cohen & Steers REIT and Preferred Income Fund at Net Asset Value[a]	–0.82%
Cohen & Steers REIT and Preferred Income Fund at Market Value[a]	–5.03%
FTSE Nareit Equity REIT Index[b]	1.02%
ICE BofAML Fixed-Rate Preferred Securities Index[b]	0.04%
Blended Benchmark—50% FTSE Nareit Equity REIT Index/50% ICE BofAML Fixed-Rate Preferred Securities Index[b]	0.68%
S&P 500 Index[b]	2.65%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The FTSE Nareit Equity REIT Index contains all tax-qualified real estate investment trusts (REITs) except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofAML Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund’s portfolio. The Fund’s benchmarks do not include below-investment-grade securities.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

regular monthly basis. In accordance with the Plan, the Fund currently distributes $ 0.124 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board of Directors may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Despite having one of their worst starts in years, REITs regained their footing to deliver a modestly positive total return for the first half of 2018. The group initially had a sharp decline amid an early-period spike in bond yields and concerns about fundamentals for retail and health care property landlords. REITs turned a corner in March as inflation remained generally benign and global economic momentum slowed, allowing bond yields to stabilize. Better-than-expected national retail sales data added to positive sentiment, as did visible real estate merger and acquisition activity. The turnaround occurred amid valuations that appeared attractive, based both on general discounts to REITs’ underlying net asset values and compared with earnings multiples for S&P 500 companies.

The deep discounts to property values sparked a wave of company acquisitions. Regional mall owner GGP endorsed a bid from Brookfield Property Partners, and an affiliate of Greystar Real Estate Partners announced that it would acquire student housing REIT Education Realty Trust (EDR) in a $4.6 billion privatization, at a 26% premium to EDR’s 90-day volume-weighted average share price. Prologis made a bid for its smaller industrial peer DCT Industrial Trust at a 15% premium. In the hotel sector, listed Pebblebrook and private Blackstone made competing offers to acquire LaSalle Hotel Properties.

Preferred securities had a negative total return, hindered by ultimately higher interest rates (notwithstanding the late-period stabilization) and a widening of credit spreads in the period. However, they generally outperformed other fixed income categories, helped in part by relatively high yields, shorter average durations and strengthening bank credit fundamentals.

Fund Performance

The Fund had a negative total return in the period and underperformed its blended benchmark on both a NAV and market price basis. In real estate, stock selection in the health care sector detracted from relative performance, due in part to an overweight in Healthcare Trust of America, which was

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

hindered by concerns about its cost of capital. We continued to have a favorable view on the company’s fundamentals.

Data center REITs, which were strong performers in 2017, declined in the period. Stock selection in the sector detracted from performance. The Fund was overweight QTS Realty Trust, Class A shares, which fell sharply after the company announced it was exiting certain cloud computing and managed services markets. As of June 30, 2018, the Fund did not own QTS Realty Trust, Class A shares.

The industrial property sector outperformed in the period, supported by limited new supply and rising demand. An underweight and stock selection detracted from relative performance, in part because the Fund did not own DCT Industrial Trust, which rallied on the takeover bid from Prologis.

Factors that aided performance in the Fund’s REIT allocation included an underweight in the shopping center sector, which declined, and stock selection in the office and diversified sectors. Within diversified, the Fund did not own Colony NorthStar, which fell more than 40% on concerns about the company’s health care portfolio and its plans to move into new business segments.

In preferreds, the Fund was positioned defensively relative to interest-rate risk coming into the year, and consequently was underweight many of the higher-duration exchange-listed preferreds. Despite the rise in interest rates, these securities generally outperformed amid a favorable technical backdrop. The available pool of exchange-listed securities declined, as several issuers redeemed securities without issuing new ones. As a result, preferred exchange-traded funds (ETFs)—which invest almost exclusively in $25 par exchange-listed preferreds and now control roughly 20% of the $25 market—were forced to reinvest substantial funds into a shrinking market. These asset flows kept prices in the $25 market from falling, and in some cases, pushed prices higher, even though many of the securities trade at premiums.

The Fund’s exposure to contingent capital securities (CoCos) also detracted from relative performance. The securities generally declined as growth in Europe slowed from its strong pace in 2017 and as political uncertainties in Italy, Spain and Germany added to the risk premiums demanded by investors.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly detracted from the Fund’s performance for the six-month period ended June 30, 2018.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. These contracts contributed to the Fund’s total return for the six-month period ended June 30, 2018.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Sincerely,

THOMAS N. BOHJALIAN	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

JASON YABLON

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2018, leverage represented 25% of the Fund’s managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods expiring in 2020, 2021 and 2022a (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsb,c

Leverage (as a % of managed assets)	25%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	2.5%[a]
Weighted Average Term on Financing	3.2 years[a]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]

On February 24, 2015, the Fund amended its credit agreement to extend the fixed rate financing terms, originally expiring in 2017, 2018 and 2019, by three years, now expiring in 2020, 2021 and 2022, respectively. The weighted average rate on financing does not include the three year extension for the 2021 and 2022 fixed-rate tranches and will increase as the extended fixed-rate tranches become effective. The weighted average term on financing includes the three year extension.

[b]	Data as of June 30, 2018. Information is subject to change.
[c]	See Note 7 in Notes to Financial Statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

June 30, 2018

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets
Simon Property Group	$43,492,395	3.2
Prologis	41,911,271	3.0
Equinix	40,673,182	3.0
Digital Realty Trust	32,092,640	2.3
Extra Space Storage	31,066,561	2.3
Crown Castle International Corp.	28,582,651	2.1
Essex Property Trust	26,592,234	1.9
UDR	25,269,375	1.8
Equity Residential	24,340,917	1.8
Kilroy Realty Corp.	23,368,070	1.7

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)

(Unaudited)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2018 (Unaudited)

		Number of Shares	Value

COMMON STOCK	70.6%
COMMUNICATIONS—TOWERS	2.8%
Crown Castle International Corp.[a]		265,096	$28,582,651

REAL ESTATE	67.8%
DATA CENTERS	8.4%
CyrusOne[a,b]		234,170	13,666,161
Digital Realty Trust[a,b]		287,620	32,092,640
Equinix[a,b]		94,613	40,673,182

			86,431,983

HEALTH CARE	5.6%
Healthcare Trust of America, Class Aa,b		689,491	18,588,677
Physicians Realty Trust[a,b]		740,460	11,802,932
Sabra Health Care REIT[a,b]		626,941	13,623,428
Ventas		121,549	6,922,216
Welltower		105,468	6,611,789

			57,549,042

HOTEL	5.3%
Host Hotels & Resorts[a,b]		983,487	20,722,071
Pebblebrook Hotel Trust[a,b]		283,625	11,004,650
RLJ Lodging Trust[a]		407,541	8,986,279
Sunstone Hotel Investors[a,b]		856,730	14,238,853

			54,951,853

INDUSTRIALS	4.0%
Prologis[a,b]		638,016	41,911,271

NET LEASE	3.1%
EPR Properties[a,b]		124,767	8,083,654
Four Corners Property Trust		214,456	5,282,051
Gaming and Leisure Properties[a,b]		118,280	4,234,424
Spirit Realty Capital		872,147	7,003,341
VICI Properties[a,b]		367,769	7,590,752

			32,194,222

OFFICE	11.0%
Alexandria Real Estate Equities[a,b]		125,046	15,777,054
Boston Properties[a]		112,980	14,169,952

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value

Douglas Emmett[a,b]		308,082	$12,378,735
Highwoods Properties[a,b]		269,384	13,665,850
Hudson Pacific Properties[a]		339,846	12,040,744
Kilroy Realty Corp.[a,b]		308,938	23,368,070
SL Green Realty Corp.[a,b]		81,106	8,153,586
Vornado Realty Trust[a,b]		194,861	14,404,125

			113,958,116

RESIDENTIAL	14.5%
APARTMENT	9.8%
Apartment Investment & Management Co., Class Aa,b		231,507	9,792,746
Equity Residential[a,b]		382,178	24,340,917
Essex Property Trust[a,b]		111,232	26,592,234
Mid-America Apartment Communities[a,b]		150,186	15,119,225
UDR[a,b]		673,132	25,269,375

			101,114,497

MANUFACTURED HOME	2.0%
Sun Communities[a,b]		213,633	20,910,398

SINGLE FAMILY	1.6%
Invitation Homes[a,b]		729,598	16,824,530

STUDENT HOUSING	1.1%
American Campus Communities[a,b]		265,247	11,373,791

TOTAL RESIDENTIAL			150,223,216

SELF STORAGE	5.1%
CubeSmart[a,b]		281,601	9,073,184
Extra Space Storage[a,b]		311,257	31,066,561
Life Storage[a]		129,987	12,649,035

			52,788,780

SHOPPING CENTERS	9.3%
COMMUNITY CENTER	3.9%
Brixmor Property Group[a,b]		683,017	11,904,986
Regency Centers Corp.[a,b]		230,262	14,294,665
Weingarten Realty Investors		475,856	14,661,124

			40,860,775

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value

FREE STANDING	0.7%
Realty Income Corp.		129,022	$6,940,093

REGIONAL MALL	4.7%
GGP[a,b]		256,876	5,247,977
Simon Property Group[a,b]		255,552	43,492,395

			48,740,372

TOTAL SHOPPING CENTERS			96,541,240

SPECIALTY	1.5%
CoreCivic		206,790	4,940,213
Lamar Advertising Co., Class Aa,b		149,381	10,204,216

			15,144,429

TOTAL REAL ESTATE			701,694,152

TOTAL COMMON STOCK (Identified cost—$532,022,528)			730,276,803

PREFERRED SECURITIES—$25 PAR VALUE	17.9%
BANKS	4.6%
Bank of America Corp., 6.20%, Series CCa,c		127,981	3,368,460
Bank of America Corp., 6.00%, Series EEc		130,774	3,411,894
Bank of America Corp., 6.00% to 5/16/23, Series GGc,e		134,775	3,520,323
Bank of America Corp., 6.50%, Series Ya,c		63,268	1,665,846
Citigroup, 6.30%, Series Sa,b,c		189,006	4,963,298
Deutsche Bank Contingent Capital Trust V, 8.05% to 9/30/18[c],e		44,907	1,128,064
GMAC Capital Trust I, 8.128% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[a,d]		324,847	8,543,476
Huntington Bancshares, 6.25%, Series Da,c		85,273	2,227,331
JPMorgan Chase & Co., 6.10%, Series AAa,c		43,750	1,153,250
JPMorgan Chase & Co., 6.15%, Series BBa,c		9,069	240,782
JPMorgan Chase & Co., 6.125%, Series Ya,c		90,000	2,356,200
New York Community Bancorp, 6.375% to 3/17/27, Series Ac,e		73,450	1,995,636
People’s United Financial, 5.625% to 12/15/26, Series Ac,e		59,468	1,524,759
Regions Financial Corp., 6.375% to 9/15/24, Series Bc,e		76,426	2,068,088
Synovus Financial Corp., 6.30% to 6/21/23, Series Dc,e		66,000	1,692,240
TCF Financial Corp., 5.70%, Series Cc		73,000	1,808,940

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value

Wells Fargo & Co., 5.85% to 9/15/23, Series Qc,e		122,748	$3,179,173
Wells Fargo & Co., 5.70%, Series Wa,c		87,835	2,215,199

			47,062,959

ELECTRIC	1.1%
INTEGRATED ELECTRIC	0.3%
Integrys Holdings, 6.00% to 8/1/23, due 8/1/73[e]		122,977	3,243,518

REGULATED ELECTRIC	0.8%
Southern Co./The, 6.25%, due 10/15/75		238,165	6,263,740
Southern Co./The, 5.25%, due 12/1/77		69,435	1,708,101

			7,971,841

TOTAL ELECTRIC			11,215,359

FINANCIAL	2.5%
DIVERSIFIED FINANCIAL SERVICES	0.4%
KKR & Co. LP, 6.75%, Series Ac		140,000	3,763,200

INVESTMENT ADVISORY SERVICES	0.3%
Ares Management LP, 7.00%, Series Ac		136,000	3,633,920

INVESTMENT BANKER/BROKER	1.8%
Carlyle Group LP/The, 5.875%, Series Ac		176,675	4,155,396
Charles Schwab Corp./The, 5.95%, Series Dc		115,123	3,019,676
Morgan Stanley, 6.875% to 1/15/24, Series Fa,c,e		195,524	5,353,447
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b,c,e		164,338	4,414,119
Morgan Stanley, 5.85% to 4/15/27, Series Kc,e		56,056	1,440,079

			18,382,717

TOTAL FINANCIAL			25,779,837

INDUSTRIALS—CHEMICALS	1.0%
CHS, 7.10% to 3/31/24, Series 2[a,c,e]		190,229	5,189,447
CHS, 6.75% to 9/30/24, Series 3[a,c,e]		130,453	3,451,787
CHS, 7.50%, Series 4[c]		74,495	2,096,289

			10,737,523

INSURANCE	3.2%
LIFE/HEALTH INSURANCE	0.6%
MetLife, 5.625% to 6/15/23, Series Ec		185,000	4,708,250

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value

Unum Group, 6.25% to 6/15/23, due 6/15/58		50,000	$1,247,000

			5,955,250

MULTI-LINE	1.1%
Allstate Corp., 5.625%, Series Gc		46,701	1,208,155
American Financial Group, 6.00%, due 11/15/55		99,000	2,554,200
American Financial Group, 6.25%, due 9/30/54		79,734	2,059,529
Hanover Insurance Group/The, 6.35%, due 3/30/53		98,400	2,517,072
WR Berkley Corp., 5.75%, due 6/1/56		142,445	3,525,514

			11,864,470

MULTI-LINE—FOREIGN	0.2%
PartnerRe Ltd., 6.50%, Series G (Bermuda)[c]		74,903	1,966,203

PROPERTY CASUALTY—FOREIGN	0.6%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)[c,e]		123,000	3,127,275
Validus Holdings Ltd., 5.80%, Series B (Bermuda)[c]		105,871	2,691,241

			5,818,516

REINSURANCE	0.3%
Reinsurance Group of America, 5.75% to 6/15/26, due 6/15/56[a,b,e]		138,000	3,545,220

REINSURANCE—FOREIGN	0.4%
Arch Capital Group Ltd., 5.25%, Series E (Bermuda)[c]		102,322	2,449,589
Arch Capital Group Ltd., 5.45%, Series F (Bermuda)[c]		62,999	1,537,805

			3,987,394

TOTAL INSURANCE			33,137,053

PIPELINES	0.5%
Enbridge, 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[e]		202,000	5,086,360
NuStar Energy LP, 7.625% to 6/15/22, Series Bc,e		28,504	586,897

			5,673,257

REAL ESTATE	3.9%
DIVERSIFIED	1.3%
Colony NorthStar, 8.50%, Series Dc		90,426	2,285,065
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[a,c]		76,536	3,759,831

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares		Value

VEREIT, 6.70%, Series Fa,c		254,902		$6,403,138
Wells Fargo Real Estate Investment Corp., 6.375%, Series Ac		60,862		1,576,326

				14,024,360

HOTEL	0.5%
Hersha Hospitality Trust, 6.875%, Series Ca,c		134,345		3,318,321
Sunstone Hotel Investors, 6.95%, Series Ec		65,000		1,651,650

				4,969,971

INDUSTRIALS	0.6%
Monmouth Real Estate Investment Corp., 6.125%, Series Cc		140,000		3,360,000
STAG Industrial, 6.875%, Series Cc		96,000		2,464,320

				5,824,320

NET LEASE	0.4%
Gramercy Property Trust, 7.125%, Series Ac		151,270		3,819,568

SELF STORAGE	0.3%
National Storage Affiliates Trust, 6.00% 10/11/22, Series Ac		115,000	†	2,827,275

SHOPPING CENTERS—COMMUNITY CENTER	0.5%
Cedar Realty Trust, 7.25%, Series Ba,c		33,020		770,026
DDR Corp., 6.50%, Series Ja,c		120,000		2,877,600
Saul Centers, 6.875%, Series Ca,c		49,082		1,224,596

				4,872,222

SPECIALTY	0.3%
Digital Realty Trust, 6.35%, Series Ic		140,000		3,631,600

TOTAL REAL ESTATE				39,969,316

TECHNOLOGY—SOFTWARE	0.3%
eBay, 6.00%, due 2/1/56		133,000		3,497,900

UTILITIES	0.8%
SCE Trust IV, 5.375% to 9/15/25, Series Jc,e		126,165		3,191,975
SCE Trust V, 5.45% to 3/15/26, Series Ka,b,c,e		90,494		2,303,072

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares		Value

SCE Trust VI, 5.00%[c]		132,644		$3,107,849

				8,602,896

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$178,173,038)				185,676,100

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	42.5%
BANKS	7.8%
Bank of America Corp., 5.989%, (3 Month US LIBOR + 3.63%), Series K (FRN)[c,d]		$1,105,000		1,111,075
Bank of America Corp., 6.25% to 9/5/24, Series Xc,e		2,300,000		2,406,375
Bank of America Corp., 6.50% to 10/23/24, Series Za,c,e		5,713,000		6,077,204
Citigroup, 5.90% to 2/15/23[c,e]		2,000,000		2,040,000
Citigroup, 6.125% to 11/15/20, Series Rc,e		4,806,000		5,022,270
Citigroup, 6.25% to 8/15/26, Series Ta,c,e		2,825,000		2,934,469
Citigroup Capital III, 7.625%, due 12/1/36[a]		4,700,000		6,285,530
CoBank ACB, 6.25% to 10/1/22, Series Fa,c,e		33,000	†	3,448,500
CoBank ACB, 6.125%, Series Ga,c		46,500	†	4,673,250
CoBank ACB, 6.25% to 10/1/26, Series Ia,c,e		4,334,000		4,529,030
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,b,c,e,f		63,000	†	6,772,500
Farm Credit Bank of Texas, 10.00%, Series Ia,c		6,000	†	6,855,000
Goldman Sachs Group/The, 5.70% to 5/10/19, Series Lc,e		1,520,000		1,542,800
JPMorgan Chase & Co., 5.829%, (3 Month US LIBOR + 3.47%), Series I (FRN)[a,c,d]		3,500,000		3,530,625
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,c,e		6,650,000		7,240,188
JPMorgan Chase & Co., 5.30% to 5/1/20, Series Zc,e		1,500,000		1,531,500
PNC Financial Services Group, 6.75% to 8/1/21[c,e]		2,775,000		2,997,000
Wells Fargo & Co., 6.111%, Series K (FRN) (3 Month US LIBOR + 3.77%)[c,d]		3,800,000		3,854,625
Wells Fargo & Co., 5.875% to 6/15/25, Series Uc,e		3,330,000		3,438,225
Wells Fargo Capital X, 5.95%, due 12/15/36, (TruPS)[a]		3,700,000		3,999,774

				80,289,940

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount	Value

BANKS—FOREIGN	14.4%
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (EUR) (Spain)[c,e,g,h]		$4,600,000	$6,030,064
Banco de Sabadell SA, 6.50% (EUSA5 + 6.414%), to 5/18/22 (EUR) (Spain)[c,e,g,h]		1,200,000	1,404,149
Banco Santander SA, 6.75% to 4/25/22 (EUR) (Spain)[c,e,g,h]		1,800,000	2,262,321
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[c,e,g,h]		3,400,000	3,521,268
Barclays PLC, 8.25% to 12/15/18 (United Kingdom)[a,c,e,h]		3,370,000	3,429,962
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)[a,c,e,f]		5,300,000	5,624,625
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[c,e,f,h]		1,400,000	1,433,250
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)[a,c,e,f,h]		8,000,000	8,370,000
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,c,e,f,h]		7,300,000	7,747,125
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[c,e,g,h]		4,600,000	4,689,700
Danske Bank A/S, 6.125% to 3/28/24 (Denmark)[c,e,g,h]		2,700,000	2,557,224
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)[c,e,g,h]		1,200,000	1,181,244
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[c,e,g,h]		4,700,000	4,811,155
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[a,f]		3,835,906	4,794,775
HSBC Capital Funding LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,c,e,f]		5,792,000	8,796,600
HSBC Holdings PLC, 6.25% to 3/23/23 (United Kingdom)[c,e,h]		3,600,000	3,537,000
HSBC Holdings PLC, 6.375% to 9/17/24 (United Kingdom)[c,e,h]		1,600,000	1,586,704
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,c,e,h]		4,600,000	4,525,250
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)[c,e,h]		5,200,000	5,388,500
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[c,e,g,h]		4,200,000	4,292,400
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,c,e,h]		3,866,000	3,935,588
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)[c,e,f,h]		1,200,000	1,080,000
Nationwide Building Society, 10.25% (GBP) (United Kingdom)[c]		3,015,000	6,058,100

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount		Value

Rabobank Nederland, 11.00% to 6/30/19, 144A (Netherlands)[a,c,e,f]		$12,375,000		$13,303,125
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)[a,c,e]		2,241,000		2,818,057
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)[c,e,h]		2,000,000		2,105,000
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)[a,c,e,h]		9,400,000		10,013,350
Skandinaviska Enskilda Banken AB, 5.75% to 5/13/20, Series EMTN (Sweden)[c,e,g,h]		1,400,000		1,389,527
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[c,e,f,h]		600,000		551,250
Societe Generale SA, 7.375% to 9/13/21, 144A (France)[c,e,f,h]		4,200,000		4,284,000
Standard Chartered PLC, 6.50% to 4/2/20, 144A (United Kingdom)[c,e,f,h]		1,600,000		1,591,752
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)[c,e,f,h]		400,000		411,000
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[c,e,f,h]		800,000		822,000
Swedbank AB, 6.00% to 3/17/22 (Sweden)[c,e,g,h]		4,200,000		4,191,613
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[c,e,g,h]		1,600,000		1,626,038
UBS Group AG, 7.125% to 2/19/20 (Switzerland)[c,e,g,h]		3,000,000		3,086,463
UBS Group AG, 7.125% to 8/10/21 (Switzerland)[c,e,g,h]		5,000,000		5,160,585

				148,410,764

COMMUNICATIONS—TOWERS	0.4%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)		3,900	†	4,189,876

FOOD	1.6%
Dairy Farmers of America, 7.875%, 144Ac,f		52,100	†	5,288,150
Dairy Farmers of America, 7.875%, Series B, 144Aa,c,f		82,000	†	9,471,000
Land O’ Lakes, 7.25%, 144Ac,f		1,595,000		1,742,537

				16,501,687

INDUSTRIALS—DIVERSIFIED MANUFACTURING	1.1%
General Electric Co., 5.00% to 1/21/21, Series Da,c,e		11,636,000		11,476,005

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount	Value

INSURANCE	11.9%
LIFE/HEALTH INSURANCE	4.4%
MetLife, 10.75%, due 8/1/39[a]		$3,592,000	$5,540,660
MetLife, 9.25%, due 4/8/38, 144Aa,f		9,265,000	12,600,400
MetLife, 5.25% to 6/15/20, Series Cc,e		4,266,000	4,350,467
MetLife, 5.875% to 3/15/28, Series Dc,e		1,650,000	1,679,865
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Af		1,381,000	1,719,234
Prudential Financial, 5.20% to 3/15/24, due 3/15/44[e]		2,000,000	1,995,000
Prudential Financial, 5.625% to 6/15/23, due 6/15/43[a,e]		10,464,000	10,804,080
Prudential Financial, 5.875% to 9/15/22, due 9/15/42[e]		1,500,000	1,586,250
Voya Financial, 5.65% to 5/15/23, due 5/15/53[a,e]		5,550,000	5,591,625

			45,867,581

LIFE/HEALTH INSURANCE—FOREIGN	5.3%
Dai-ichi Life Insurance Co. Ltd., 4.00% to 7/24/26, 144A (Japan)[c,e,f]		5,100,000	4,768,500
Dai-ichi Life Insurance Co. Ltd., 5.10% to 10/28/24, 144A (Japan)[a,c,e,f]		3,400,000	3,482,314
Dai-ichi Life Insurance Co. Ltd., 7.25% to 7/25/21, 144A (Japan)[c,e,f]		1,000,000	1,090,000
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[c,e,g]		3,064,000	3,316,167
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, due 4/23/48, 144A (South Korea)[e,f]		3,200,000	3,016,013
La Mondiale SAM, 4.80% to 1/18/28, due 1/18/48 (France)[e,g]		1,400,000	1,216,250
La Mondiale Vie, 7.625% to 4/23/19 (France)[c,e,g]		4,500,000	4,607,100
Meiji Yasuda Life Insurance Co., 5.10% to 4/26/28, due 4/26/48, 144A (Japan)[e,f]		2,000,000	2,022,500
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)[a,e,f]		7,350,000	7,522,418
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)[a,e,f]		5,600,000	5,558,000
Nippon Life Insurance Co., 5.00% to 10/18/22, due 10/18/42, 144A (Japan)[e,f]		3,100,000	3,176,198
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)[e,f]		1,000,000	1,021,250

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount	Value

Phoenix Group Holdings, 5.75% to 4/26/28 (GBP) (United Kingdom)[c,e,g,h]		$2,600,000	$3,163,431
Phoenix Group Holdings, 5.375%, due 7/6/27, Series EMTN (United Kingdom)[g]		3,600,000	3,242,905
Sumitomo Life Insurance Co., 4.00% to 9/14/27, due 9/14/77, 144A (Japan)[e,f]		2,200,000	2,057,000
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)[e,f]		5,200,000	5,629,000

			54,889,046

MULTI-LINE	0.2%
American International Group, 5.75% to 4/1/28, due 4/1/48, Series A-9[e]		860,000	849,250
Hartford Financial Services Group/The, 4.468% to 8/13/18, (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)[d,f],e		1,000,000	947,500

			1,796,750

PROPERTY CASUALTY	0.4%
Assurant, 7.00% to 3/27/28, due 3/27/48[e]		3,150,000	3,189,730
Liberty Mutual Group, 7.80%, due 3/7/87, 144Af		1,147,500	1,356,919

			4,546,649

PROPERTY CASUALTY—FOREIGN	1.6%
Direct Line Insurance Group PLC, 4.75% to 12/7/27 (GBP) (United Kingdom)[c,e,g,h]		1,000,000	1,207,610
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[e,g]		6,003,000	6,168,082
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)[e,g]		2,200,000	2,140,618
Sompo Japan Nipponkoa Insurance, 5.325% to 3/28/23, due 3/28/73, 144A (Japan)[e,f]		3,200,000	3,300,000
VIVAT NV, 7.00% to 6/19/25 (EUR) (Netherlands)[c,e,g,h]		2,600,000	3,134,507

			15,950,817

TOTAL INSURANCE			123,050,843

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount		Value

INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[a,f]		$3,254	†	$3,652,615
SoftBank Group Corp., 6.875% to 7/19/27 (Japan)[c,e,g]		200,000		171,901

				3,824,516

MATERIAL—METALS & MINING	0.9%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)[a,e,f]		9,000,000		9,783,000

PIPELINES	1.4%
Enbridge, 6.25% to 3/1/28, due 3/1/78 (Canada)[e]		2,750,000		2,595,346
Transcanada Trust, 5.30% to 3/15/27, due 3/15/77 (Canada)[e]		2,365,000		2,240,577
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[e]		2,700,000		2,639,250
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[a,e]		7,002,000		6,949,485

				14,424,658

UTILITIES	2.6%
ELECTRIC UTILITIES	0.3%
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series Be		3,200,000		3,298,719

ELECTRIC UTILITIES—FOREIGN	2.0%
Emera, 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[a,b,e]		10,820,000		11,306,900
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[a,e,f]		8,110,000		9,052,788

				20,359,688

MULTI-UTILITIES	0.3%
NiSource, 5.65% to 6/15/23, 144Ac,e,f		3,535,000		3,512,906

TOTAL UTILITIES				27,171,313

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$416,539,200)				439,122,602

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value

SHORT-TERM INVESTMENTS	1.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74%[i]		17,220,647	$17,220,647

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$17,220,647)			17,220,647

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,143,955,413)	132.7%		1,372,296,152
LIABILITIES IN EXCESS OF OTHER ASSETS	(32.7)		(338,027,242)

NET ASSETS (Equivalent to $21.74 per share based on 47,566,736 shares of common stock outstanding)	100.0%		$1,034,268,910

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	11,915,268	USD	13,940,387	7/3/18	$25,737
Brown Brothers Harriman	GBP	8,561,594	USD	11,409,608	7/3/18	110,441
Brown Brothers Harriman	USD	11,304,558	GBP	8,561,594	7/3/18	(5,390)
Brown Brothers Harriman	USD	13,913,101	EUR	11,915,268	7/3/18	1,549
Brown Brothers Harriman	EUR	11,076,327	USD	12,960,521	8/2/18	(2,486)
Brown Brothers Harriman	GBP	7,944,789	USD	10,503,647	8/2/18	4,214
						$134,065

The total amount of all forward foreign currency exchange contracts as presented in the table above, is representative of the volume of activity for this derivative type during the six months ended June 30, 2018.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $716,255,773 in aggregate has been pledged as collateral.
[b]	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $321,967,947 in aggregate has been rehypothecated.
[c]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[d]	Variable rate. Rate shown is in effect at June 30, 2018.
[e]	Security converts to floating rate after the indicated fixed-rate coupon period.
[f]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $167,352,244 which represents 16.2% of the net assets of the Fund, of which 0.5% are illiquid.

[g]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $74,572,322 which represents 7.2% of the net assets of the Fund, of which 0.0% are illiquid.

[h]

Contingent Capital security (CoCo). CoCos are preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $114,521,030 which represents 11.1% of the net assets of the Fund (8.3% of the managed assets of the Fund).

[i]	Rate quoted represents the annualized seven-day yield of the fund.

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

ASSETS:
Investments in securities, at value[a] (Identified cost—$1,143,955,413)	$1,372,296,152
Foreign currency, at value (Identified cost—$204,676)	203,926
Receivable for:
Dividends and interest	9,584,056
Investment securities sold	3,261,845
Unrealized appreciation on forward foreign currency exchange contracts	141,941
Other assets	33,654

Total Assets	1,385,521,574

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	7,876
Payable for:
Credit agreement	350,000,000
Investment management fees	733,421
Dividends declared	249,657
Interest expense	73,117
Administration fees	67,700
Directors’ fees	731
Other liabilities	120,162

Total Liabilities	351,252,664

NET ASSETS	$1,034,268,910

NET ASSETS consist of:
Paid-in capital	$804,854,753
Dividends in excess of net investment income	(11,270,857)
Accumulated undistributed net realized gain	12,212,861
Net unrealized appreciation	228,472,153

$1,034,268,910

NET ASSET VALUE PER SHARE:
($1,034,268,910 ÷ 47,566,736 shares outstanding)	$21.74

MARKET PRICE PER SHARE	$19.42

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(10.67)%

[a]	Includes $716,255,773 pledged, of which $321,967,947 has been rehypothecated, in connection with the fund’s credit agreement, as described in note 7.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Dividend income (net of $12,475 of foreign withholding tax)	$17,540,631
Interest income (net of $10,448 of foreign withholding tax)	12,603,889
Rehypothecation income	36,731

Total Investment Income	30,181,251

Expenses:
Investment management fees	4,387,409
Interest expense	4,338,193
Administration fees	474,303
Shareholder reporting expenses	203,747
Custodian fees and expenses	45,370
Professional fees	43,513
Directors’ fees and expenses	30,522
Transfer agent fees and expenses	11,105
Miscellaneous	49,747

Total Expenses	9,583,909

Net Investment Income (Loss)	20,597,342

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	5,526,663
Forward foreign currency exchange contracts	1,171,500
Foreign currency transactions	5,591

Net realized gain (loss)	6,703,754

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(42,484,056)
Forward foreign currency exchange contracts	145,916
Foreign currency translations	(8,849)

Net change in unrealized appreciation (depreciation)	(42,346,989)

Net Realized and Unrealized Gain (Loss)	(35,643,235)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,045,893)

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$20,597,342	$44,941,900
Net realized gain (loss)	6,703,754	25,484,282
Net change in unrealized appreciation (depreciation)	(42,346,989)	50,429,454

Net increase (decrease) in net assets resulting from operations	(15,045,893)	120,855,636

Dividends and Distributions to Shareholders from:
Net investment income	(35,389,652)	(43,787,460)
Net realized gain	—	(26,991,844)

Total dividends and distributions to shareholders	(35,389,652)	(70,779,304)

Total increase (decrease) in net assets	(50,435,545)	50,076,332
Net Assets:
Beginning of period	1,084,704,455	1,034,628,123

End of period[a]	$1,034,268,910	$1,084,704,455

[a]	Includes dividends in excess of net investment income and accumulated undistributed net investment income of $11,270,857 and $3,521,453, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2018 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(15,045,893)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(274,908,601)
Proceeds from sales and maturities of long-term investments	297,356,616
Net purchases, sales and maturities of short-term investments	(11,004,709)
Net amortization of premium on investments	905,768
Net decrease in dividends and interest receivable and other assets	1,360,564
Net decrease in interest expense payable, accrued expenses and other liabilities	(192,342)
Net change in unrealized depreciation on investments in securities	42,484,056
Net change in unrealized appreciation on forward foreign currency exchange contracts	(145,916)
Net realized gain on investments in securities	(5,526,663)

Cash provided by operating activities	35,282,880

Cash Flows from Financing Activities:
Dividends and distributions paid	(35,370,612)

Increase (decrease) in cash	(87,732)
Cash at beginning of period (including foreign currency)	291,658

Cash at end of period (including foreign currency)	$203,926

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

During the six months ended June 30, 2018, interest paid was $4,359,499.

During the six months ended June 30, 2018, as part of an exchange offer from one of the Fund’s investments, the Fund received shares of a new security valued at $698,431, resulting in a realized gain of $13,907.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Per Share Operating Performance:		2017	2016	2015	2014	2013
Net asset value, beginning of period	$22.80	$21.75	$21.63	$21.62	$17.88	$18.37

Income (loss) from investment operations:

Net investment income (loss)[a]	0.43	0.94	1.03	0.91	0.96	0.83
Net realized and unrealized gain (loss)	(0.75)	1.60	0.57	0.57	4.07 [b]	(0.13)[c]

Total from investment operations	(0.32)	2.54	1.60	1.48	5.03	0.70

Less dividends and distributions to shareholders from:

Net investment income	(0.74)	(0.92)	(0.97)	(1.48)	(1.29)	(1.20)
Net realized gain	—	(0.57)	(0.51)	—	—	—

Total dividends and distributions to shareholders	(0.74)	(1.49)	(1.48)	(1.48)	(1.29)	(1.20)

Anti-dilutive effect from the repurchase of shares	—	—	—	0.01	—	0.01

Net increase (decrease) in net asset value	(1.06)	1.05	0.12	0.01	3.74	(0.49)

Net asset value, end of period	$21.74	$22.80	$21.75	$21.63	$21.62	$17.88

Market value, end of period	$19.42	$21.27	$19.12	$18.44	$18.99	$15.70

Total net asset value return[d]	–0.82%[e]	12.65%	8.43%	8.45%	29.87%	4.48%

Total market value return[d]	–5.03%[e]	19.58%	11.79%	5.26%	29.91%	–0.80%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$1,034.3	$1,084.7	$1,034.6	$1,029.0	$1,032.7	$854.3

Ratio to average daily net assets:

Expenses	1.91%[f]	1.67%	1.65%	1.67%	1.71%	1.82%

Expenses (excluding interest expense)	1.05%[f]	1.01%	1.01%	1.03%	1.03%	1.10%

Net investment income (loss)	4.11%[f]	4.19%	4.64%	4.18%	4.76%	4.38%

Ratio of expenses to average daily managed assets[g]	1.42%[f]	1.26%	1.24%	1.25%	1.26%	1.31%

Portfolio turnover rate	20%[e]	26%	46%	42%	54%	51%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Per Share Operating Performance:		2017	2016	2015	2014	2013
Credit Agreement

Asset coverage ratio for credit agreement	396%	410%	396%	394%	395%	344%

Asset coverage per $1,000 for credit agreement	$3,955	$4,099	$3,956	$3,940	$3,951	$3,441

[a]	Calculation based on average shares outstanding.
[b]

Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.99 and the total return on an NAV basis would have been 29.58%.

[c]

Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $(0.17) and the total return on a net asset value (NAV) basis would have been 4.33%.

[d]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[e]	Not annualized.
[f]	Annualized.
[g]	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers REIT and Preferred Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of June 30, 2018, there were $7,949,707 of securities transferred from Level 1 to Level 2 which resulted from a change in the use of a quoted price to a mean price/evaluated mean price, supplied by an independent pricing service, for certain securities.

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$730,276,803	$730,276,803	$—	$—
Preferred Securities—$25 Par Value:
Electric-Integrated Electric	3,243,518	—	3,243,518	—
Insurance—Life/Health Insurance	5,955,250	4,708,250	1,247,000	—
Property Casualty—Foreign	5,818,516	2,691,241	3,127,275	—
Real Estate Diversified	14,024,360	10,264,529	3,759,831	—
Other Industries	156,634,456	156,634,456	—	—
Preferred Securities—Capital Securities:
Food	16,501,687	—	11,213,537	5,288,150
Other Industries	422,620,915	—	422,620,915	—
Short-Term Investments	17,220,647	—	17,220,647	—

Total Investments[a]	$1,372,296,152	$904,575,279	$462,432,723	$5,288,150	[b]

Forward Foreign Currency Exchange Contracts	$141,941	$—	$141,941	$—

Total Derivative Assets[a]	$141,941	$—	$141,941	$—

Forward Foreign Currency Exchange Contracts	$(7,876)	$—	$(7,876)	$—

Total Derivative Liabilities[a]	$(7,876)	$—	$(7,876)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.
[b]

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities—Capital Securities—Food
Balance as of December 31, 2017	$5,471,630
Change in unrealized appreciation (depreciation)	(183,480)

Balance as of June 30, 2018	$5,288,150

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2018 which were valued using significant unobservable inputs (Level 3) amounted to $(183,480).

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2018, the investment advisor considers it likely that, a portion of the dividends will be reclassified to distributions from net realized gain and/or return of capital upon the final determination of the Fund’s taxable income after December 31, 2018, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2018, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.65% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2018, the Fund incurred $404,991 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $8,012 for the six months ended June 30, 2018.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2018, totaled $274,908,601 and $297,751,858, respectively.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2018 and the effect of derivatives held during the six months ended June 30, 2018, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	$141,941	Unrealized depreciation	$7,876

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$1,171,500	$145,916

Note 5. Income Tax Information

As of June 30, 2018, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$1,143,955,413

Gross unrealized appreciation on investments	$240,777,175
Gross unrealized depreciation on investments	(12,302,371)

Net unrealized appreciation (depreciation) on investments	$228,474,804

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund did not issue shares of common stock for the reinvestment of dividends.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On December 5, 2017, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) from January 1, 2018, through the fiscal year ended December 31, 2018.

During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $350,000,000. On April 7, 2017, the Fund entered into an amended and restated credit agreement with BNPP, which reduced the fee on any unused portion of the credit agreement from 0.55% per annum to 0.45% per annum. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and the Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecated securities. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

On February 24, 2015, the Fund amended its credit agreement in order to extend the term length of the 5-year, 6-year and 7-year fixed rate tranches, originally expiring in 2017, 2018 and 2019, by three years, now expiring in 2020, 2021 and 2022, respectively. The new rates will increase and become effective as the extended fixed-rate tranches become effective. In connection with the extension, the Fund paid an arrangement fee based on the aggregate fixed rate financing amount.

As of June 30, 2018, the Fund had outstanding borrowings of $350,000,000 at a weighted average rate of 2.5%. During the six months ended June 30, 2018, the Fund borrowed an average daily balance of $350,000,000 at a weighted average borrowing cost of 2.5%.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign (Non-U.S.) Securities Risk: Risks of investing in foreign securities, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

U.S. Tax Reform Risk: On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (Tax Reform) was enacted, making significant changes to the United States income tax rules applicable to both individuals and entities, including the Fund and its shareholders. Starting in 2018, non-corporate taxpayers are permitted to deduct a portion of any amounts received from a REIT that are “qualified REIT dividends.” This deduction is currently not available in respect of such amounts paid by a REIT to the Fund, and distributed by the Fund to its shareholders. As a result, a non-corporate shareholder will generally be subject to a higher effective tax rate on any such amounts received from the Fund compared to the effective rate applicable to any qualified REIT dividends a shareholder would receive if the shareholder invested directly in a REIT. In addition, the Tax Reform generally limits a corporation’s deduction for net business interest expense to 30 percent of a corporation’s adjusted taxable income. The application of these interest limitations to the Fund are unclear and could result in higher investment company taxable income to the Fund.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the LIBOR which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. New Accounting Guidance

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption will have no effect on the Fund’s net assets or results of operations.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers REIT and Preferred Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 26, 2018. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:
George Grossman	41,684,941.500	2,495,661.418
Jane F. Magpiong	41,911,360.154	2,269,242.764
Robert H. Steers	41,681,372.139	2,499,230.779
C. Edward Ward, Jr.	41,724,690.921	2,455,911.997

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2018) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (6/27/03)	One Year	Five Years	Ten Years	Since Inception (6/27/03)
2.95%	11.16%	10.46%	9.64%	0.68%	10.38%	9.40%	8.48%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors held on June 5, 2018 and at meetings of the full Board of Directors held in person on March 20, 2018 and June 12, 2018. At the meeting of the full Board of Directors on June 12, 2018, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2019 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (the Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund’s dual focus on REITs and preferred securities is uncommon and as a result, the Peer Funds generally consisted of real-estate only or preferred-only funds, making it difficult to make quantitative comparisons of the Fund’s performance with that of the Peer Funds. The Board of Directors noted that the Fund outperformed the Peer Funds’ medians for the five- and ten-year periods ended March 31, 2018, ranking in the second quintile for each period. The Board of Directors also noted that the Fund underperformed the Peer Funds’ median for the three-year period, ranking in the third quintile, and underperformed the Peer Funds’ median for the one-year period, ranking in the fourth quintile. The Board of Directors noted that the Fund outperformed its blended benchmark for the one-, three-, five- and ten-year periods ended March 31, 2018. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the periods, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing other funds investing in real estate and preferred securities. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund’s actual management fees at managed and common asset levels were lower than the Peer Funds’ medians, ranking in the second quintile for each. The Board of Directors noted that the Fund’s total expense ratios including investment-related expenses at managed and common asset levels were lower than the Peer Funds’ medians, ranking in the third and second quintiles, respectively. The Board of Directors also noted that the Fund’s total expense ratios excluding investment-related expenses at managed and common asset levels are lower than the Peer Funds’ medians, ranking in the second quintile for each. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. The Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.
How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Portfolio Solutions Distributor, Inc.

ISHARES COHEN & STEERS

REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by BlackRock Investments, LLC

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

William F. Scapell

Vice President

Thomas N. Bohjalian

Vice President

Yigal D. Jhirad

Vice President

Francis C. Poli

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

480 Washington Boulevard

Jersey City, NJ 07310

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	RNP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REIT AND PREFERRED INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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Semiannual Report June 30, 2018

Cohen & Steers

REIT and

Preferred

Income Fund

RNPSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2017, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities	$488,362
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$415,108
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	—
Other fees relating to the securities lending program not included in the revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$415,108
Net income from securities lending activities	$73,254

(b)	During the registrants most recent fiscal year ended December 31, 2017, BNP Paribas (“BNPP”) served as the registrant’s securities lending agent.

As a securities lending agent, BNPP is responsible for the implementation and administration of the registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the registrant, BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

BNPP is compensated for the above-described services from its securities lending revenue split. The table above shows what the registrant earned and the fees and compensation it paid in connections with its securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c)

Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act & Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Chief Financial Officer (Principal Financial Officer)

Date: September 6, 2018